PIMCO Funds

Supplement Dated March 18, 2011 to the Bond Funds—Institutional Class, Class M, Class P,

Administrative Class and Class D Prospectus (dated July 31, 2010),

as supplemented and revised from time to time

Disclosure Related to the PIMCO Emerging Markets and Infrastructure Bond Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

AND INVESTMENT POLICY

The Board of Trustees of PIMCO Funds has approved a proposal to change both the name of the Fund and a related non-fundamental investment policy of the Fund. The Fund previously adopted a policy to provide Fund shareholders with at least 60 days’ notice prior to a change in the Fund’s name and related non-fundamental investment policy. Accordingly, the Fund’s name and non-fundamental investment policy changes will not become effective until at least 60 days after the date of this Supplement and are currently expected to become effective on or about June 8, 2011. The Fund’s investment objective, fees and expenses, investment adviser and portfolio manager remain the same.

Therefore, effective June 8, 2011, all references to the Fund’s name in the Prospectus shall be deleted and replaced with:

PIMCO Emerging Markets Corporate Bond Fund

In addition, effective June 8, 2011, the first paragraph of the “Principal Investment Strategies” section of the Fund’s Fund Summary on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed ten years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP3_031811

PIMCO Funds

Supplement Dated March 18, 2011 to the Statement of Additional Information (dated July 31, 2010),

as supplemented and revised from time to time

Disclosure Related to the PIMCO Emerging Markets and Infrastructure Bond Fund (the “Fund”)

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

AND INVESTMENT POLICY

The Board of Trustees of PIMCO Funds has approved a proposal to change both the name of the Fund and a related non-fundamental investment policy of the Fund. The Fund previously adopted a policy to provide Fund shareholders with at least 60 days’ notice prior to a change in the Fund’s name and related non-fundamental investment policy. Accordingly, the Fund’s name and non-fundamental investment policy changes will not become effective until at least 60 days after the date of this Supplement and are currently expected to become effective on or about June 8, 2011.

Therefore, effective June 8, 2011, all references to the Fund’s name in the Statement of Additional Information shall be deleted and replaced with:

PIMCO Emerging Markets Corporate Bond Fund

In addition, effective June 8, 2011, investment restriction number (G)(18) of the “Investment Restrictions—Non-Fundamental Investment Restrictions” section on page 54 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

(18)	The PIMCO Emerging Markets Corporate Bond Fund will invest, under normal circumstances, at least 80% of its assets in corporate Fixed Income Instruments that are economically tied to emerging market countries.

Investors Should Retain This Supplement for Future Reference

PIMCO_SAISU_031811